Supplement dated November 28, 2011

to the variable annuity prospectus for

MassMutual Transitions Select

dated May 1, 2011, as amended

Subject to state availability, for contracts issued after December 30, 2011 we are making the following changes:

a)	we are lowering from 70% to 50% the maximum percent of each purchase payment that can be allocated between The Fixed Account and the Long-Term Guarantee Fixed Accounts; and

b)	we are limiting any transfer from the funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 50% of your total contract value.

To reflect these changes we are revising certain sections of the prospectus as noted below.

1)	In “Purchasing a Contract—Allocation of Purchase Payments” the “The Fixed Account and the Long-Term Guarantee Fixed Accounts” section is deleted and replaced with the following:

The Fixed Account and the Long-Term Guarantee Fixed Accounts. Subject to state availability, for contracts issued after December 30, 2011, you may allocate up to 50% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. For contracts issued on or before December 30, 2011, you may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, you cannot make allocations to The Fixed Account or to the Long-Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account or the Long-Term Guarantee Fixed Accounts.

We will only exercise our right to discontinue access to The Fixed Account and the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

2)	In “Investment Choices—The Fixed Accounts” under the subheading “Long-Term Guarantee Fixed Accounts” the first two paragraphs are deleted and replaced with the following:

Allocating Purchase Payments. Subject to state availability, for contracts issued after December 30, 2011, you may allocate up to 50% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. For contracts issued on or before December 30, 2011, you may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, you cannot make allocations to the Long-Term Guarantee Fixed Accounts. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to the Long-Term Guarantee Fixed Accounts. We will only exercise our right to discontinue access to the Long-Term Guarantee Fixed Accounts if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

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We will only accept a purchase payment to a Long-Term Guarantee Fixed Account as of the beginning of a guarantee period. The minimum purchase payment amount we permit to any of the Long-Term Guarantee Fixed Accounts is $1,000.

3)	In “Investment Choices—The Fixed Accounts” under the subheading “The Fixed Account” the first paragraph is deleted and replaced with the following:

Subject to state availability, for contracts issued after December 30, 2011, you may allocate up to 50% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. For contracts issued on or before December 30, 2011, you may allocate up to 70% of each purchase payment between The Fixed Account and the Long-Term Guarantee Fixed Accounts. If you are participating in a Guaranteed Minimum Accumulation Benefit, Guaranteed Minimum Income Benefit, Guaranteed Minimum Withdrawal Benefit or MassMutual Lifetime Income Protector, you cannot make allocations to The Fixed Account. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account. We will only exercise our right to discontinue access to The Fixed Account if the yield on investments will not support the guaranteed minimum interest rate. The guaranteed minimum interest rate is the minimum rate allowed by state law as of the date we issue your contract. Additionally, we will not exercise this right in an unfairly discriminatory manner.

4)	In “Transfers and Transfer Programs—Limits on Transfers” item (1) is deleted and replaced with the following:

1)	Subject to state availability, for contracts issued after December 30, 2011, we currently limit any transfer from the funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 50% of your total contract value. For contracts issued on or before December 30, 2011, we currently limit any transfer from the funds such that no transfer can cause your combined value in The Fixed Account and the Long-Term Guarantee Fixed Accounts to exceed 70% of your total contract value. We reserve the right, upon providing you with 30 days notice, to change this percentage or to disallow transfers to The Fixed Account and the Long-Term Guarantee Fixed Accounts.

If you have any questions, please contact your registered representative or call our Service Center at (800) 272-2216 Monday through Friday between 8 a.m. and 8 p.m. Eastern Time to speak to a representative.

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